Exhibit 99.2

April 24, 2014 USG Corporation First Quarter 2014 Earnings Conference Call and Webcast

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under our credit agreement or other financings; our substantial indebtedness and our ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of our pension plans; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; capacity utilization rates for us and the industry; our ability to expand into new geographic markets and the stability of such markets; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; our ability to protect our intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; our ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this presentation. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K. CAUTIONARY STATEMENTS

USG Corporation First Quarter 2014 Agenda 3 Overview and Strategy James S. Metcalf Financial Results Matthew F. Hilzinger Building on the Recovery James S. Metcalf Questions Closing Remarks James S. Metcalf Chairman, President and CEO Chairman, President and CEO Chairman, President and CEO Executive VP, Chief Financial Officer

Improved Operating Leverage 05001,0001,5002,0002,500 $- $200 $400 $600 $800 $1,000 $1,20019941995199619971998199920002001200220032004200520062007200820092010201120122013Adjusted EBITDA20 Year Adj EBITDA Avg Housing Starts Mid-cycle Housing MM$ Starts (thousands) 2013 adjusted EBITDA1 of about $450MM above historic mid-cycle adjusted EBITDA2 on about two-thirds of the opportunity New pricing policies and cost reductions have improved our operating leverage Lowered our breakeven from about 26 BSF in industry opportunity to around 18 BSF Focus on keeping our breakeven low and are poised to capitalize as demand continues to improve In 1996 we generated a similar level of adjusted EBITDA on about 1.5MM housing starts 1.See reconciliation of adjusted EBITDA to GAAP net income on slide 23 2.Mid-cycle adjusted EBITDA is the average of the prior 20 years of adjusted EBITDA, see reconciliation of adjusted EBITDA to net income on slide 23 3.Mid-cycle housing is the average number of housing starts per year since 1959 3 1 1

FIRST QUARTER 2014 GAAP RESULTS $ Millions Q1 2014 Q1 2013 Change North American Gypsum Sales $544 $509 $35 Worldwide Ceilings Sales $138 $153 ($15) L&W Sales $300 $281 $19 Eliminations ($132) ($129) ($3) TOTAL USG CORPORATION – GAAP $850 $814 $36 North American Gypsum Operating Profit $65 $46 $19 Worldwide Ceilings Operating Profit $14 $27 ($13) L&W Supply Operating Profit $1 ($2) $3 Corporate and Eliminations ($14) ($22) $8 TOTAL USG CORPORATION – GAAP $66 $49 $17 USG Boral Building Products (UBBP) Sales $89 - $89 USG Boral Building Products (UBBP) Operating Profit $10 - $10 USG’s Share of UBBP Net Income $3 - $3

PLAN TO WIN Strengthen the Core –North American Manufacturing and Distribution –De-lever our balance sheet Diversify the sources of our earnings –Strategic geographic extensions –USG Boral Building Products –Adjacent products/systems Differentiate through innovation –Differentiate USG in the market –Focus on high performance products and solutions that improve energy efficiency, sustainability, and speed of construction

USG Corporation First Quarter 2014 Agenda 7 Overview and Strategy James S. Metcalf Financial Results Matthew F. Hilzinger Building on the Recovery James S. Metcalf Questions Closing Remarks James S. Metcalf Chairman, President and CEO Chairman, President and CEO Chairman, President and CEO Executive VP, Chief Financial Officer

$ Millions (except EPS) Q1 2014 Q1 2013 Net Sales $850 $814 Gross Profit $143 $124 % of Net Sales 17% 15% SG&A $77 $73 Operating Profit $66 $49 Interest Expense $47 $50 GAAP Net Income $45 $2 Diluted EPS $0.32 $0.02 Restructuring and Asset Impairment Charges - $2 Reduction in valuation allowance for deferred tax assets - ($3) Gain on deconsolidation of subsidiaries ($27) - Withholding tax related to technology exchange $1 - Adjusted Net Income1 $19 $1 Adjusted Diluted EPS2 $0.14 $0.01 1. See reconciliation to GAAP net income on slide 22 2. See reconciliation to GAAP diluted earnings per share on slide 27 Q1 2014 CONSOLIDATED FINANCIAL RESULTS

QUARTERLY SUMMARY BY BUSINESS UNIT3 $ Millions Q1 2014 Q1 2013 Change North American Gypsum Adjusted Operating Profit1 $65 $47 $18 Worldwide Ceilings Adjusted Operating Profit1 $14 $27 ($13) Building Products Distribution Adjusted Operating Profit1 $1 ($2) $3 USG Boral Equity Income and Other JV’s $3 - $3 Corporate and Eliminations Adjusted Operating Profit1 ($14) ($21) $7 USG Consolidated Adjusted Operating Profit1 $69 $51 $18 North American Gypsum Adjusted EBITDA2 $95 $77 $18 Worldwide Ceilings Adjusted EBITDA2 $18 $31 ($13) Building Products Distribution Adjusted EBITDA2 $4 $1 $3 Corporate and Eliminations Adjusted EBITDA2 ($40) ($17) ($23) USG’s share of USG Boral Building Products EBITDA4 $6 - $6 USG Consolidated Adjusted EBITDA2 $83 $92 ($9) 1. See a full reconciliation to GAAP operating profit/(loss) on slide 21 2. See a full reconciliation to GAAP net income on slide 25 3. A full summary by business unit can be found on slide 24 4. See a full reconciliation for USG Boral Building products on slide 26

Q1 2014 Highlights Third consecutive year of double digit dollar wallboard pricing improvement Volumes increased by 4%, including 9% gains in the non-weather affected regions NORTH AMERICAN GYPSUM 1. See reconciliation to GAAP operating profit/ on slide 21 $0$30$60$90$0$250$500$750Q1 2013Q2 2013Q3 2013Q4 2013Q1 2014RevenueProfitRevenue $ Millions Operating Profit $ Millions Q1 2013 Operating Profit $46 US Wallboard Price $16 US Wallboard Cost ($2) US Wallboard Volume $2 Other Products ($1) GTL $7 Mining Asset Retirement Obligation $7 Canada and Mexico $1 Natural Gas Options/Swaps Revaluation ($4) SG&A Investments ($7) Q1 2014 Operating Profit $65 $ Millions Q1 2014 Q1 2013 Variance Net Sales $544 $509 $35 Operating Profit $65 $46 $19 Adjustments1 - $1 ($1) Adjusted Operating Profit1 $65 $47 $18 DD&A $30 $28 $2

US GYPSUM QUARTERLY WALLBOARD REALIZED SELLING PRICES Q1 2014 Q1 2013 FY 2013 Domestic Price1 $174.34 $158.38 $159.91 Effect of Sales to Foreign Subsidiaries ($7.68) ($5.31) ($5.87) Average Realized Selling Price2 $166.66 $153.07 $154.04 1.Domestic price excludes wallboard sales to our foreign subsidiaries. 2.Our average realized selling price reflects all US Gypsum shipments, including sales to our foreign subsidiaries Wallboard price reflects amount per one thousand square feet

Q1 2014 Highlights Volumes were impacted by adverse weather conditions in Q1 and demand pull forward in Q4 The harsh winter drove up natural gas costs, caused curtailments, and created raw material supply issues that impacted our cost position and volumes Choppy commercial market continues to impact demand Q1 2013 Operating Profit $27 Tile & Grid Price $2 Tile & Grid Cost ($7) Tile & Grid Volume ($4) Canada ($1) SG&A Investments ($3) Q1 2014 Operating Profit $14 $ Millions Q1 2014 Q1 2013 Variance Net Sales $138 $153 ($15) Operating Profit $14 $27 ($13) Adjustments1 - - - Adjusted Operating Profit1 $14 $27 ($13) DD&A $4 $4 - WORLDWIDE CEILINGS 1. See reconciliation to GAAP operating profit on slide 21 12 Revenue $ Millions Operating Profit $ Millions $0$10$20$30$0$75$150$225Q1 2013Q2 2013Q3 2013Q4 2013Q1 2014RevenueProfit

Q1 2014 Highlights Same store sales increase of 6% Weather impacted many key markets causing several lost shipping days Continued strengthening of our customers’ balance sheets resulted in a reduction of our bad debt reserve Q1 2013 Operating Loss ($2) Wallboard Margin $2 Wallboard Volume $1 Other Core Products $1 COGS (Delivery and Branch Costs) ($3) Reduction of Bad Debt Reserve $2 Q1 2014 Operating Profit $1 $ Millions Q1 2014 Q1 2013 Variance Net Sales $300 $281 $19 Operating Profit/(Loss) $1 ($2) $3 Adjustments1 - - - Adjusted Operating Profit/(Loss)1 $1 ($2) $3 DD&A $3 $3 - BUILDING PRODUCTS DISTRIBUTION 1. See reconciliation to GAAP operating profit/(loss) on slide 21  Revenue $ Millions Operating Profit $ Millions -$10$0$10$20$0$100$200$300$400Q1 2013Q2 2013Q3 2013Q4 2013Q1 2014 Revenue Profit

# USG BORAL BUILDING PRODUCTS

**Q1 2014 Highlights**

- Joint venture with Boral closed at the end of February
- Teams from USG and Boral have commenced efforts around technology rollout, marketing, and adjacent product sales
- USG Boral Building Products is immediately cash and earnings accretive, NPV positive, Balance Sheet neutral, and self-funding

| Q1 2013 Equity Income | - |
|---|---|
| USG Boral Building Products (UBBP) | $3 |
| **Q1 2014 Equity Income** | **$3** |

| $ Millions | Q1 2014 | Q1 2013 | Variance |
|---|---|---|---|
| Net Sales | $89 | - | $89 |
| Operating Profit | $10 | - | $10 |
| Total Net Income | $6 | - | $6 |
| DD&A | $3 | - | $3 |
| USG'S Equity Income | $3 | - | $3 |



UBBP Revenue
$ Millions
UBBP Operating Profit
$ Millions
150
75
0
20
10
0
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Revenue
Profit

14

Q1 2014 CONSOLIDATED FINANCIAL RESULTS  $ Millions 3 months ended March 31, 2014 3 months ended March 31, 2013 Cash flow used for operations ($64) ($100) Capital Expenditures ($34) ($25) Investments and Loans to JVs ($557) - Acquisition of Mining Rights – ($17) Insurance Proceeds $2 Adjusted cash flow used for investing activities1 ($589) ($42) Cash flow used for financing activities ($1) ($7) Effect of exchange rate on cash ($1) ($1) Adjusted decrease in cash and cash equivalents1 ($655) ($150) March 31, 2014 March 31, 2013 Cash and cash equivalents and marketable securities $297 $526 Total liquidity $618 $767 Total debt $2,343 $2,309 1.1. US GAAP measure of net cash provided by (used for) investing activities was ($585MM) in the three months ended March 31, 2014 and ($43MM) in the three months ended March 31, 2013 and includes net (purchases)/sales of marketable securities of $4MM in Q1 2014 and ($1MM) in Q1 2013.

USG Corporation First Quarter 2014 Agenda Overview and Strategy James S. Metcalf Financial Results Matthew F. Hilzinger Building on the Recovery James S. Metcalf Questions Closing Remarks James S. Metcalf Chairman, President and CEO Chairman, President and CEO Chairman, President and CEO Executive VP, Chief Financial Officer

Residential is experiencing short-term headwinds, but we believe housing starts will be between 1 and 1.1 million Repair and Remodel continues to be a strong driver of our business and we expect mid-single digit growth Commercial remains choppy, but we expect mid-single digit growth with demand picking up slightly in the second half For the year, we expect industry shipments of about 23 BSF Q1 2014 Economic Outlook

USG Corporation First Quarter 2014 Agenda Overview and Strategy James S. Metcalf Financial Results Matthew F. Hilzinger Building on the Recovery James S. Metcalf Questions Closing Remarks James S. Metcalf Chairman, President and CEO Chairman, President and CEO Chairman, President and CEO Executive VP, Chief Financial Officer

USG Corporation First Quarter 2014 Agenda Overview and Strategy James S. Metcalf Financial Results Matthew F. Hilzinger Building on the Recovery James S. Metcalf Questions Closing Remarks James S. Metcalf Chairman, President and CEO Chairman, President and CEO Chairman, President and CEO Executive VP, Chief Financial Officer

In this presentation, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted EBITDA, adjusted operating profit, adjusted net income and adjusted diluted earnings per share, which exclude certain items. In addition, adjusted operating profit on a consolidated basis includes the corporation’s equity method income from its USG Boral Building Products joint venture, and adjusted EBITDA on a consolidated basis includes the corporation’s share of the joint venture’s adjusted EBITDA. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. Adjusted operating profit includes the equity method income from the USG Boral Building Products joint venture and adjusted EBITDA includes the corporation’s share of the joint venture’s adjusted EBITDA because management views the joint venture as an important business unit, even though the corporation’s share of the joint venture is 50%. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, see the schedules attached hereto. Non-GAAP Financial Measures

ADJUSTED OPERATING PROFIT/(LOSS) RECONCILED TO GAAP OPERATING PROFIT/(LOSS) $ Millions Q1 2014 Q1 2013 Change Reported GAAP Operating Profit (Loss) North American Gypsum $65 $46 $19 Worldwide Ceilings $14 $27 ($13) Building Products Distribution $1 ($2) $3 Corporate & Eliminations ($14) ($22) $8 TOTAL $66 $49 $17 Restructuring Charges North American Gypsum – $1 ($1) •Worldwide Ceilings – – – Building Products Distribution – – – Corporate & Eliminations – $1 ($1) TOTAL – $2 ($2) Adjusted Operating Profit (Loss) – Non-GAAP measure North American Gypsum $65 $47 $18 Worldwide Ceilings $14 $27 ($13) Building Products Distribution $1 ($2) $3 Corporate & Eliminations ($14) ($21) $7 USG Boral Equity Income $3 – $3 TOTAL $69 $51 $18

ADJUSTED NET INCOME RECONCILED TO GAAP NET INCOME Q1 2014 Q1 2013 Change Net Income – GAAP Measure $45 $2 $43 Adjustments: Reduction in valuation allowance for deferred tax asset – ($3) ($3) Gain on deconsolidation of subsidiaries ($27) – $27 Restructuring and Asset Impairment Charges – $2 ($2) Withholding tax related to technology exchange $1 – $1 Adjusted Net Income – Non-GAAP Measure $19 $1 $18

# ADJUSTED EBITDA RECONCILED TO NET INCOME/(LOSS)

| $ Millions | 2013 | 2012 | 2011 | 2010 | 2009 | 2008 | 2007 | 2006 | 2005 | 2004 | 2003 | 2002 | 2001 | 2000 | 1999 | 1998 | 1997 | 1996 | 1995 | 1994 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Net Income/(loss)** | **47** | **(126)** | **(390)** | **(405)** | **(787)** | **(463)** | **77** | **297** | **(1,436)** | **312** | **122** | **43** | **16** | **(259)** | **421** | **332** | **148** | **15** | **(32)** | **(92)** |
| Add: interest expense/(income) | 200 | 202 | 205 | 178 | 161 | 79 | 83 | 512 | (5) | (1) | 2 | 4 | 28 | 47 | 43 | 48 | 57 | 73 | 93 | 139 |
| Add: income taxes/(benefit) | 11 | 12 | (14) | (37) | 450 | (118) | 11 | 193 | (924) | 197 | 79 | 117 | 36 | (161) | 263 | 202 | 172 | 117 | 97 | 54 |
| Add: depreciation, depletion, and amortization | 155 | 156 | 164 | 176 | 203 | 182 | 176 | 138 | 125 | 120 | 112 | 106 | 107 | 96 | 91 | 81 | 70 | 65 | 67 | 84 |
| Subtract: debt issuance amortization already included in interest expense add-back | (10) | (10) | (12) | (10) | (14) | (3) | (17) | - | - | - | - | - | - | - | - | - | - | - | - | - |
| EBITDA | 403 | 234 | (47) | (98) | 13 | (323) | 330 | 1,140 | (2,240) | 628 | 315 | 270 | 187 | (277) | 818 | 663 | 447 | 270 | 225 | 185 |
| Add: share-based compensation expense | 19 | 17 | 21 | 23 | 21 | 24 | 20 | 17 | - | - | - | - | - | - | - | - | - | - | - | - |
| Add: ARO accretion expense | 8 | 10 | 7 | 6 | 6 | 5 | 5 | 4 | 3 | 3 | 3 | - | - | - | - | - | - | - | - | - |
| Add: pension settlement charge | 16 | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Add: restructuring, impairment, and amortization of excess reorganization value | 3 | 18 | 75 | 110 | 80 | 98 | 26 | - | - | - | - | - | 33 | 50 | - | - | 127 | 169 | 169 | 169 |
| Add: goodwill and other intangible asset impairment charges | - | - | - | - | 43 | 226 | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Add: asbestos claims provision (reversal) | - | - | - | - | - | - | - | (44) | 3,100 | - | - | - | - | 850 | - | - | - | - | - | - |
| Add: chapter 11 reorganization expense | - | - | - | - | - | - | - | 10 | 4 | 12 | 11 | 14 | 12 | - | - | - | - | - | - | - |
| Add: cumulative effect of Accounting Changes | - | - | - | - | - | - | - | - | 11 | - | 16 | 96 | - | - | - | - | - | - | - | - |
| Add: loss on extinguishment of debt | - | 41 | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Add: KERP (Key Employee Retention Program) | - | - | - | - | - | - | - | 13 | 23 | 16 | 23 | 20 | - | - | - | - | - | - | - | - |
| Subtract: litigation settlement income | - | - | - | - | (97) | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| ADJUSTED EBITDA | 449 | 320 | 56 | 41 | 66 | 30 | 381 | 1,140 | 901 | 659 | 368 | 400 | 232 | 623 | 818 | 663 | 574 | 439 | 394 | 354 |

All results from continuing operations

23

# QUARTERLY SUMMARY BY BUSINESS UNIT

| $ Millions | Q1 2014 | Q1 2013 | Change |
|---|---|---|---|
| North American Gypsum Adjusted Operating Profit[1] | $65 | $47 | $18 |
| Worldwide Ceilings Adjusted Operating Profit[1] | $14 | $27 | ($13) |
| L&W Supply Adjusted Operating Profit[1] | $1 | ($2) | $3 |
| USG Boral Equity Income | $3 | - | $3 |
| Corporate and Eliminations Adjusted Operating Profit[1] | ($14) | ($21) | $7 |
| **USG Consolidated Adjusted Operating Profit[1]** | **$69** | **$51** | **$18** |
| **USG Consolidated Other Income/(Expense), Net** | **-** | **($1)** | **($1)** |
| North American Gypsum DD&A | $30 | $28 | $2 |
| Worldwide Ceilings DD&A | $4 | $4 | - |
| L&W Supply DD&A | $3 | $3 | - |
| Corporate and Eliminations DD&A[2] | $1 | $1 | - |
| **USG Consolidated DD&A** | **$38** | **$36** | **$2** |
| **USG Consolidated Other Adjustments[3]** | **-** | **$6** | **($6)** |
| North American Gypsum Adjusted EBITDA[3] | $95 | $77 | $18 |
| Worldwide Ceilings Adjusted EBITDA[3] | $18 | $31 | ($13) |
| L&W Supply Adjusted EBITDA[3] | $4 | $1 | $3 |
| Corporate and Eliminations Adjusted EBITDA[3] | ($40) | ($17) | ($23) |
| USG's share of USG Boral Building Products EBITDA[4] | $6 | - | $6 |
| **USG Consolidated Adjusted EBITDA[3]** | **$83** | **$92** | **($9)** |

1. See a full reconciliation to GAAP operating profit on slide 21
2. Depreciation, Depletion and Amortization for Corporate and Eliminations excludes amortization of debt discount which is included in interest expense.
3. See a full reconciliation to GAAP net income on slide 25
4. See reconciliation to UBBP EBITDA on slide 26

24

QUARTERLY ADJUSTED EBITDA RECONCILED TO QUARTERLY NET INCOME Q1 2014 Q1 2013 $ Millions NAG WWC L&W Corp/ Elim Q1 NAG WWC L&W Corp/ Elim Q1 GAAP Operating profit/(loss) $65 $14 $1 ($14) $66 $46 $27 ($2) ($22) $49 Interest expense/(income) - - - $46 $46 - - - $49 $49 Other (income)/expense, net - - - - - - - - $1 $1 Income tax expense/(benefit) - - - $5 $5 - - - ($3) ($3) Net Income/(loss) attributable to USG $45 $2 Add: interest expense/(income) - - - $46 $46 - - - $49 $49 Add: income taxes/(benefit) - - - $5 $5 - - - ($3) ($3) Add: depreciation, depletion, and amortization1 $30 $4 $3 $1 $38 $28 $4 $3 $1 $36 EBITDA $95 $18 $4 ($13) $104 $74 $31 $1 ($22) $84 Add: share-based compensation expense - - - - - - - - $4 $4 Add: ARO accretion expense - - - $2 - - - $2 Add: restructuring charges - - - - - $1 - - $1 $2 Subtract: gain on deconsolidation of subsidiaries - - - $27 $27 - - - - - Adjusted EBITDA $95 $18 $4 ($40) $77 $77 $31 $1 ($17) $92 USG’s share of USG Boral Building Products EBITDA2 - - - - $6 - - - - - USG Consolidate Adjusted EBITDA - - - - $83 - - - - $92 1. Depreciation, depletion and amortization excludes the amortization of deferred financing fees which is included in interest expense/(income) 2. See USG Boral Building Products EBITDA reconciliation on slide 26

USG BORAL BUILDING PRODUCTS EBITDA RECONCILIATION Q1 2014 Q1 2013 $ Millions UBBP UBBP GAAP Operating profit $10 - Interest expense/(income) - - Income attributable to non-controlling interest ($1) - Income tax expense/(benefit) $3 - Net Income attributable to USG Boral Building Products $6 - Add: interest expense/(income) - - Add: income taxes/(benefit) $3 - Add: depreciation, depletion, and amortization $3 - TOTAL USG Boral Building Products EBITDA1 $12 - 1. USG’s share of USG Boral’s EBITDA is $6MM, which is 50% of the $12MM Total EBITDA

RECONCILIATION TO ADJUSTED DILUTED EPS $ Millions Three months ended March 31, 2014 Three months ended March 31, 2013 Net Income – GAAP $45 $2 Adjustments: Restructuring Charges - $2 Withholding tax on property contributed to USG Boral JV $1 - Gain on deconsolidation of subsidiaries and consolidated JV’s ($27) - Reduction in valuation allowance for deferred tax assets - ($3) Adjusted Net Income – Non-GAAP $19 $1 Earnings per average common share – GAAP $0.33 $0.02 Adjustments per average common share: Restructuring charges - $0.02 Withholding tax on property contributed to USG Boral JV $0.01 - Gain on deconsolidation of subsidiaries ($0.20) - Reduction in valuation allowance for deferred tax assets - ($0.03) Adjusted earnings per average common share – Non-GAAP $0.14 $0.01 Earnings per average diluted common share – GAAP1 $0.32 $0.02 Adjustments per adjusted average diluted common share: Restructuring Charges - $0.02 Withholding tax on property contributed to USG Boral JV $0.01 - Gain on deconsolidation of subsidiaries ($0.19) - Reduction in valuation allowance for deferred tax assets - ($0.03) Adjusted earnings per adjusted average diluted common share – Non-GAAP $0.14 $0.01 Average common shares 137,765,694 108,390,706 Average diluted common shares – GAAP 146,920,819 111,332,621 Adjustment to remove common shares that would be antidilutive based on adjusted net income (6,578,946) - Adjusted average diluted common shares – Non-GAAP 140,341,873 111,332,621 1. Earnings per average diluted common share for the three months ended March 31, 2014 is based on $47 million of income available to shareholders, which represents net income plus $2 million for the dilutive effect of our 10% convertible senior notes. Adjusted earnings per average diluted common share for the same period is based on $19 million of adjusted net income, which does not include the $2 million because the 10% convertible senior notes were not dilutive.